UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2011

Niska Gas Storage Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34733	27-1855740
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 2500
Houston, Texas 77002
(Address of principal executive office) (Zip Code)

(281) 404-1890
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Common Unit Purchase Agreement

On August 24, 2011, Niska Gas Storage Partners LLC (the “Company”) and Niska Sponsor Holdings Coöperatief U.A. (“Holdco”) entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company issued and sold to Holdco, and Holdco purchased from the Company, 687,500 common units representing limited liability company interests in the Company (“Common Units”) for a cash purchase price of $16.00 per Common Unit or $11,000,000 in the aggregate.

The foregoing description is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Amendment No. 1 to Registration Rights Agreement

On August 24, 2011, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the Company and Holdco entered into Amendment No. 1 to Registration Rights Agreement (“Amendment No. 1”) which amended the terms of the Registration Rights Agreement by and between the Company and Holdco, dated May 17, 2010 (the “Original Agreement”), in order to clarify that the obligations of the Company to Holdco under the Original Agreement also apply to the Common Units issued and sold to Holdco pursuant to the Purchase Agreement such that, in certain circumstances, the Company will be obligated to file, upon Holdco’s request, a registration statement covering the potential sale of such Common Units.

The foregoing description is qualified in its entirety by reference to the full text of Amendment No. 1, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Relationships

Carlyle/Riverstone Global Energy and Power Fund II, L.P. and Carlyle/Riverstone Global Energy Power Fund III, L.P. and affiliated entities own over 95% of the equity in Holdco, with the balance owned by the Company’s current and former officers and employees.  In connection with the Company’s initial public offering of Common Units, Holdco obtained 16,304,745 Common Units and 33,804,745 subordinated units representing limited liability company interests in Holdco, all of the Company’s incentive distribution rights and all of the ownership interests in the Company’s managing member, Niska Gas Storage Management, LLC, which owns a 1.98% managing member interest in the Company and has the right to appoint all of the members of the Company’s board of directors.

Item 3.02 Unregistered Sales of Equity Securities.

On August 24, 2011, the Company issued and sold to Holdco, and Holdco purchased from the Company, 687,500 Common Units for a cash purchase price of $16.00 per common unit or $11,000,000 in the aggregate. The transaction was undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(2) thereof.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 1 to Registration Rights Agreement by and between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A., dated August 24, 2011.

10.1	Common Unit Purchase Agreement by and between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A., dated August 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC

Dated: August 24, 2011	By:	/s/ Jason A. Dubchak
Name: Jason A. Dubchak
Title: Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
4.1	Amendment No. 1 to Registration Rights Agreement by and between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A., dated August 24, 2011.

10.1	Common Unit Purchase Agreement by and between Niska Gas Storage Partners LLC and Niska Sponsor Holdings Coöperatief U.A., dated August 24, 2011.